UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 2, 2006

ETERNAL ENERGY CORP.
(Exact name of registrant as specified in its charter)

Nevada	0-50906	20-0237026
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2120 West Littleton Blvd., Suite 300 Littleton, Colorado 80120
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (303) 385-1230

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

e  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

e  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

e  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

e  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Item 3.02 Unregistered Sales of Equity Securities.

Eternal Energy Corp., a Nevada corporation (the “Company”), today announced that it sold to accredited investors pursuant to subscription agreements an aggregate of 3,210,000 units (each, a “Unit,” and collectively, the “Units”), consisting of shares its common stock and warrants to purchase its common stock in the first closing of a private placement offering (the “Private Placement”), which first closing occurred on March 2, 2006. Each Unit consists of one share of common stock and warrant to purchase one share of common stock. The purchase price was $0.50 per Unit for an aggregate offering amount of $1,605,000 in the first closing. The warrants have an exercise period of two years and an exercise price of $1.00 per share. Pursuant to the terms of the Registration Rights Agreement entered into by the Company and the investors, the Company agreed to file within 120 days after the closing of the Private Placement a registration statement to cover the resale of the shares of common stock and the shares underlying the warrants.   The Company also agreed to cause the registration statement to be declared effective by the SEC within 180 days of the closing.  If a registration statement is not filed with the SEC within that time period, or if the registration statement is not effective within 180 days of the closing, the Company will pay to each investor an amount equal to 1.0% of the aggregate amount invested by the investor for each 30-day period following the filing deadline until the registration statement is filed, or as applicable, for each 30-day period following the effectiveness deadline until the registration statment is effective . The Company expects that additional Units may be sold in subsequent closings of the Private Placement through March 17, 2006.   The Company also agreed to pay 8% of the proceeds received in the Private Placement as finders’ fees.

The securities sold by the Company in the Private Placement were exempt, and will be exempt, from registration under the Securities Act of 1933, as amended, pursuant to Regulation S promulgated thereunder and pursuant to the exemption from provided by Section 4(2) of the Securities Act for issuances not involving a public offering.

A copy of each of the form of Subscription Agreement, the Common Stock Purchase Warrant, and the Registration Rights Agreement are attached as Exhibits 10.1, 10.2 and 10.3, respectively, and are incorporated herein by reference. The press release attached as Exhibit 99.1 is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description of Exhibit
10.1	Form of Subscription Agreement.
10.2	Form of Common Stock Purchase Warrant.
10.3	Registration Rights Agreement.
99.1	Press Release dated March 8, 2006.

Exhibit Index

Exhibit	Description of Exhibit
10.1	Form of Subscription Agreement.
10.2	Form of Common Stock Purchase Warrant.
10.3	Registration Rights Agreement.
99.1	Press Release dated March 8, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 8, 2006	ETERNAL ENERGY CORP.

	By:	/s/ Bradley M. Colby
Bradley M. Colby
President and Chief Executive Officer